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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 2, 1995
                                                   -------------



                                W. R. GRACE & CO.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     New York                        1-3720                     13-3461988
- -----------------               ----------------            -------------------
(State or other                 (Commission File              (IRS Employer
jurisdiction of                      Number)                Identification No.)
incorporation)



              One Town Center Road, Boca Raton, Florida 33486-1010
             ------------------------------------------------------
             (Address of principal executive offices)    (Zip Code)



        Registrant's telephone number, including area code: 407/362-2000
                                                            ------------

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Item 5.   OTHER EVENTS.

          On March 2, 1995, W. R. Grace & Co. ("Company") announced the resignation of J. P. Bolduc as the Company's President and Chief Executive Officer and the election of Thomas A. Holmes as its Acting President and Chief Executive Officer. The announcement also stated that a committee of the Company's Board of Directors will be formed to search for a permanent president and chief executive officer. The press release containing these announcements is being filed as an exhibit to this Report.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          The Company's March 2, 1995 press release is filed as an exhibit hereto.



                                       -2-

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

                                                    W. R. GRACE & CO.
                                             ------------------------------
                                                      (Registrant)



                                             By       S/ROBERT B. LAMM
                                                ----------------------------
                                                        Robert B. Lamm
                                                Vice President and Secretary


Dated: March 9, 1995


                                       -3-

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                                W. R. GRACE & CO.

                           Current Report on Form 8-K


                                  EXHIBIT INDEX


Exhibit No.              Description
- -----------              -----------

99.1                     Press Release dated March 2, 1995